--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 2007



                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                 001-15957               95-4180883
  (State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)            file number)         Identification No.)



               21211 Nordhoff Street, Chatsworth, California 91311 (Address of principal executive offices) (Zip Code)

                                 (818) 734-5300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Section 5 - Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Directors

     Effective October 11, 2007 the Board of Directors of Capstone Turbine Corporation (the "Company") elected Gary J. Mayo and Holly A. Van Deursen to serve as members of the Company's Board of Directors.

     Mr. Mayo currently serves as Vice President of Energy and Environmental Services for MGM Mirage in Las Vegas, Nevada. Prior to his current position, Mr. Mayo held positions with Visteon Corporation and Ford Motor Company.

     Ms. Van Deursen currently serves in non-executive director roles for Anson Industries. Prior to her current role, Ms. Van Deursen served as a member of the Top-Forty Executive Team, Group Vice President, Petrochemicals and Group Vice President of Strategy for BP plc / Amoco Corporation.

     Mr. Mayo and Ms. Van Deursen were identified by an external search firm, Heidrick & Struggles, and will receive stock option grants pursuant to the Company's Amended and Restated 2000 Equity Incentive Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAPSTONE TURBINE CORPORATION
                                         (Registrant)

Date:  October 11, 2007                  By:  /s/ Walter J. McBride
                                              ----------------------------------
                                              Walter J. McBride
                                              Chief Financial Officer